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                              WASATCH FUNDS, INC.

                         Supplement dated July 29, 2003
           to the Micro Cap Value Fund Prospectus dated July 28, 2003

This Supplement updates certain information contained in the Wasatch Micro Cap Value Fund Prospectus dated July 28, 2003. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 800.551.1700 or you may download a Micro Cap Value Fund Prospectus from our web site at WWW.WASATCHFUNDS.COM.

IN THE PROSPECTUS ON PAGE 3, THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH UNDER THE HEADING "WASATCH MICRO CAP VALUE FUND":

On July 28, 2003, the first day of operations, the Wasatch Micro Cap Value Fund raised approximately $65 million and has been closed at this level to new investors and existing shareholders. We may choose to reopen the Fund at some future date depending on our ongoing evaluation of asset levels and capacity.

IN THE PROSPECTUS ON PAGE 22, THE FOLLOWING INFORMATION REPLACES THE SIXTH, SEVENTH AND EIGHTH BULLET POINTS UNDER THE HEADING "EXCHANGING SHARES":

- While the Fund is closed, existing shareholders and new investors may not exchange shares of any other Fund to purchase shares of the Micro Cap Value Fund or open a new account in the Micro Cap Value Fund.

IN THE PROSPECTUS ON PAGE 23, THE FOLLOWING INFORMATION REPLACES THE SECTION UNDER THE HEADING "EXCHANGES BETWEEN THE FUND AND THE NORTHERN U.S. GOVERNMENT MONEY MARKET FUND":

- You may exchange all or a portion of your investment from the Fund to the Money Market Fund.

- Before authorizing any investment in shares of the Money Market Fund you must obtain a copy of the Northern U.S. Government Money Market Fund prospectus, available from Wasatch Funds. Please read it carefully before investing.

- Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus.

- While the Fund is closed, existing shareholders and new investors may not redeem Money Market Fund shares to purchase shares of the Fund or open a new account in the Fund.

- If you have an existing account in the Fund with an automatic investment plan (AIP), you may make automatic monthly investments by redeeming shares from your Money Market Fund account. While the Fund is closed,
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      you may not increase the amount of your automatic monthly investment.
      There is no fee for this service.

- Any changes to the automatic exchange must be made 10 business days prior to the transaction.

- Exchange requests will be effective the day the Transfer Agent receives them in good order by 3:00 p.m. Central Time, or market close on days the Fund's share price is calculated, unless it is a bank holiday. Requests made on bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased.

- You will begin accruing income from the Money Market Fund the day following the exchange.

- When all shares of the Money Market Fund are exchanged, dividends are payable at the time of the exchange.

IN THE PROSPECTUS ON PAGE 23, THE FOLLOWING INFORMATION REPLACES THE SECTION WITH THE HEADING "ALLOWABLE INVESTMENTS AFTER THE FUND CLOSES":

ALLOWABLE INVESTMENTS IN THE CLOSED FUND

(Also see "Closing or Reopening the Fund" on page 4.)

- The Micro Cap Value Fund is closed to new investors and existing shareholders. However, shareholders may continue to add to their accounts through the reinvestment of dividends and capital gain distributions on any shares owned. Shareholders may also continue to add to their accounts if they have established an automatic investment plan (AIP) but may not increase the AIP amount while the Fund is closed.

- Financial advisors whose clients have existing accounts in the Fund may not make new contributions to those accounts and may not open new accounts for new or existing clients.

- At the discretion of the Advisor, the Fund may be available through firms that provide administrative services to their customers who are shareholders of the Fund.

- Directors of the Funds and employees and directors of Wasatch Advisors, Inc. and their family members may continue to open new accounts.

- Participants in certain 401(k) plans may open new accounts and purchase shares in the Fund.